                                  SCHEDULE 14A

                                 PROXY STATEMENT
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement        [ ]   Confidential, for Use of the
                                                  Commission Only (as Permitted
                                                  by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               SOUND DESIGNS, INC.
                (Name of Registrant as Specified In Its Charter)


                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
                          ------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                  -----------------------------------

         (4)      Proposed maximum aggregate value of transaction:
                                                                  --------------

         (5)      Total fee paid:
                                 --------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                         ----------------------------

         (2)      Form, Schedule or Registration Statement No:
                                                              ------------------

         (3)      Filing Party:
                               --------------------------

         (4)      Date Filed:
                             ----------------------------

                               SOUND DESIGNS, INC.
                          14677 Midway Road, Suite 206
                              Addison, Texas 75001


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         We are giving you this notice that the annual meeting of the stockholders of Sound Designs, Inc., a Nevada corporation, will be held at the Addison Marriott Courtyard Hotel, 4165 Proton Drive, Addison, Texas 75244. The annual meeting will begin at 10:00 a.m., Dallas time, on Wednesday, May 17, 2000. The phone number of the Addison Marriott Courtyard Hotel is 972-490-7390.

         At the annual meeting, you will vote to elect three directors of Sound Designs. You will also vote with respect to three proposals:

         o Proposal #1, which amends our articles of incorporation to change the name of our corporation from "Sound Designs, Inc." to "Plus Solutions, Inc."

         o Proposal #2, which amends our articles of incorporation to allow Sound Designs to issue shares of preferred stock and to allow the board of directors to designate the rights of the preferred stock

         o        Proposal #3, which adopts a new stock plan.

         Our current board of directors has nominated each of our current directors for re-election. The board of directors recommends that you vote FOR each of the nominees for director nominated by the board of directors and FOR each of the proposals set forth above.

         A record of our stockholders has been taken as of the close of business on April 19, 2000. Only those stockholders that owned shares of our common stock on April 19, 2000 will be entitled to vote at the annual meeting. A list of all our identified stockholders will be available from May 5, 2000 to the date of the annual meeting at our offices at 14677 Midway Road, Suite 206, Addison, Texas 75001. The list will also be available at the annual meeting.

         Your participation in this annual meeting is important. To ensure your representation, if you do not expect to be present at the annual meeting, please fill out and sign the enclosed proxy and return it promptly in the enclosed postage-prepaid envelope which has been provided for your convenience. If you prefer, you may also fax the signed proxy to our offices at 972-687-0051.




                                    /s/ MAX GOLDEN
                                    Max Golden
                                    Chairman of the Board of Directors and Chief
                                    Executive Officer




                                   May 1, 2000

                               SOUND DESIGNS, INC.
                          14677 Midway Road, Suite 206
                              Addison, Texas 75001


                                 PROXY STATEMENT

                                  regarding the

                         ANNUAL MEETING OF STOCKHOLDERS

                                   to be held

                                  MAY 17, 2000



         This proxy statement is being mailed to all our stockholders on May 1, 2000 in connection with our solicitation of proxies to be voted at our annual meeting of stockholders to be held in Dallas, Texas on Wednesday, May 17, 2000.

         Your proxy will be voted in accordance with your directions as specified in the proxy. If you do not provide directions, the proxy will be voted as set forth below:

         o        FOR the three nominees for director named in the proxy

         o FOR Proposal #1, which amends our articles of incorporation to change the name of our corporation from "Sound Designs, Inc." to "Plus Solutions, Inc."

         o FOR Proposal #2, which amends our articles of incorporation to allow Sound Designs to issue shares of preferred stock and to allow the board of directors to designate the rights of the preferred stock

         o        FOR Proposal #3, which adopts the proposed stock plan

         Abstentions and shares not voted as a result of restrictions on votes cast by securities brokers and dealers will be treated as present at the meeting for purposes of determining whether a quorum is present, but will be disregarded with respect to any particular issue. You may revoke a proxy by: (1) delivering to us written notice of revocation, (2) delivering to us a proxy signed on a later date or (3) appearing at the annual meeting and voting in person.

         We will bear the costs of this proxy solicitation. In addition to solicitations by mail, our employees may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone. We do not expect any matters other than those discussed to in this proxy statement to be presented for action at the annual meeting. As the designated holder of the proxies, Max Golden, our President and Chief Executive Officer, intends to exercise his judgment in voting the proxies in the unlikely event that a matter other than those discussed to in this proxy statement is presented for action at the annual meeting.




                                   May 1, 2000

                            OUTSTANDING VOTING STOCK

         As of April 19, 2000, the record date for determining stockholders entitled to vote at the annual meeting, there were issued and outstanding 39,000,000 shares of Sound Designs common stock, par value $.01 per share. Each share of Sound Designs common stock entitles the holder to one vote on all matters presented at the Annual Meeting.

                              ELECTION OF DIRECTORS

         At the annual meeting, three directors of Sound Designs will be elected, each of whom will hold office until he resigns, chooses not to stand for re-election, or is defeated in an election. Each of the current nominees is currently serving as a director and has been nominated by the current board of directors. If, for any reason, any nominee is unable to serve if elected, the proxy may be voted for a substitute nominee selected by Max Golden or the number of directors may be reduced accordingly. The board of directors is not aware of any circumstances that would result in any nominee being unable to serve if elected.

         With respect to each of the three director positions, the nominee who receives the most votes cast with respect to that position shall be the duly elected director.

         The board of directors recommends a vote FOR each of the nominees set forth below.

INFORMATION REGARDING THE NOMINEES

         Certain information regarding each of the Nominees is set forth in the following table:


         NAME                             AGE    CURRENT POSITION
         ----                             ---    ----------------
         Max Golden                       51     Chairman of the Board of Directors, President and
                                                 Chief Executive Officer

         Mack Lawrence                    53     Director

         John Reynolds                    57     Director

         Biographical information regarding each nominee is set forth below. Information regarding shares of Sound Designs common stock owned by each nominee is set forth under "Principal Stockholders".

         Max Golden has been our Chairman of the Board of Directors, President and Chief Executive Officer since March 10, 2000. Prior to joining the Company, Mr. Golden was Chairman of the Board of Directors and President of Plus Solutions since October 1998. From 1995 to 1998, he served as President and Manager of Alliance Associates, LLC.

         Mack Lawrence has been a Director since March 10, 2000. He is a principal and president of Regency Gas Company, a position he has occupied since 1992. From 1985 to 1992, Mr. Lawrence served as a principal and officer in a number of private companies, including American Central Gas Company. From 1969 to 1985, Mr. Lawrence served in several capacities at Texas Utilities Fuel Company and Enserch Exploration, Inc.

         John Reynolds has been a Director since March 10, 2000. He is currently a Member of the Canadian House of Commons, a position he has occupied since 1997. He also serves as President of both Reynolds Enterprises Ltd. and Griney Consultants Inc., positions he has held since 1994 and 1997, respectively. Mr. Reynolds also serves as a director of Vitality Products, Inc.

ACTIVITIES AND COMMITTEES OF THE BOARD OF DIRECTORS

       Directors do not receive any cash compensation for their services, but are eligible to receive options under the proposed stock plan. Our board of directors does not currently have any committees. During 1999, the board of directors met one time.

                                   PROPOSAL #1

          AMENDMENT OF THE ARTICLES OF INCORPORATION CHANGING THE NAME
              FROM "SOUND DESIGNS, INC." TO "PLUS SOLUTIONS, INC."

         On March 10, 2000, we acquired Plus Solutions, Inc. Following the acquisition, we adopted the business plan and business strategy of Plus Solutions. In order to take advantage of the previous marketing efforts of Plus Solutions, we believe it is in our best interests and the best interests of our stockholders to change the name of our corporation from "Sound Designs, Inc." to "Plus Solutions, Inc." We have, therefore, proposed that the stockholders approve an amendment to our articles of incorporation to effect the name change.

         In order to amend our articles of incorporation, stockholders representing a majority of the shares of our common stock eligible to vote at the annual meeting must vote for the amendment.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL #1.

                                   PROPOSAL #2

        AMENDMENT OF THE ARTICLES OF INCORPORATION TO ALLOW THE ISSUANCE
          OF PREFERRED STOCK AND TO ALLOW THE BOARD OF DIRECTORS TO SET
                THE RIGHTS AND PROVISIONS OF THE PREFERRED STOCK

         Our articles of incorporation currently do not permit us to issue shares of preferred stock. We believe that preferred stock is commonly used as an instrument to provide financing to development stage companies. As a result, we believe our inability to issue preferred stock may hinder our financing activities and interfere with the implementation of our business plan We have concluded that it is in our best interests and the best interests of our stockholders to amend our articles of incorporation to allow us to issue shares of preferred stock with rights and provisions established by our board of directors.

         The current authorized capital stock of Sound Designs is 100 million shares, all of which is designated as common stock. Our proposed amendment retain the current aggregate amount of 100 million shares, but would designate 10 million of such shares as preferred stock and the remaining 90 million shares as common stock. Like the common stock, the preferred stock would have a par value of $0.001 per share. The preferred stock would available for issuance from time to time for any purpose determined by our board of directors, including making future acquisitions and raising additional equity capital. Shares of preferred stock could be issued in series, on such terms and conditions, and at such times and in such situations, as our board of directors determines to be appropriate, without any further approval or action by the stockholders, unless otherwise required by the Nevada corporation laws. If any shares of preferred stock are redeemed, converted, canceled or for any other reason cease to be outstanding, those shares would be added to the available number of shares of preferred stock as if they had never been issued or outstanding.

         Because our articles of incorporation would not prescribe the rights and provisions of the preferred stock, our board of directors would have virtually unlimited authority to set the rights and provisions of any shares of preferred stock. The effects of the issuance of preferred stock on other stockholders could include, among other things, (1) restrictions on dividends on our common stock, (2) dilution of the equity interest of holders of common stock if the series of preferred stock is convertible into common stock; and (3) restrictions on the rights of holders of our common stock to share in our assets upon liquidation. In addition, the ability to issue preferred stock could have the effect of discouraging hostile attempts to acquire control of Sound Designs.

         In order to amend our articles of incorporation, stockholders representing a majority of the shares of our common stock eligible to vote at the annual meeting must vote for the amendment.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL #2.

                                   PROPOSAL #3

                         ADOPTION OF PROPOSED STOCK PLAN

         We have proposed that our stockholders approve our new Incentive Stock Plan which was adopted by our board of directors as of April 19, 2000, subject to the approval of our stockholders. The complete text of the proposed plan is included as Exhibit A to this proxy statement. We recommend that you carefully review the proposed plan.

         We believe that the proposed plan will promote our long term financial interests by attracting and retaining directors and executive, managerial and other key employees of outstanding ability by providing a competitive compensation program and by aligning the interests of our directors and employees with those of our stockholders.

STOCK COVERED BY THE PROPOSED PLAN

         Subject to adjustments described below, the proposed plan authorizes total stock awards of up to 6,000,000 shares of our common stock which may take the form of options to purchase common stock, appreciation rights tied to the market price of common stock or direct grants of shares of common stock, including grants on a deferred basis. If a stock award made under the proposed plan expires, terminates, is canceled or settled in cash without the issuance of all shares of common stock covered by the award, those shares will be available for future awards under the proposed plan. Awards may not be transferred except by applicable laws that require a transfer, unless the transfer is approved by our board of directors. No awards may be granted under the proposed plan after December 31, 2009.

ADMINISTRATION

         The proposed plan is administered by our board of directors, which may delegate its authority to a committee of the board of directors. The board of directors has the authority to select employees to receive awards, to determine the time and type of awards, the number of shares covered by the awards, and the terms and conditions of such awards in accordance with the terms of the proposed stock plan. In making such determinations, the board of directors may take into account the recipient's current and potential contributions and any other factors the board of directors considers relevant. The recipient of an award has no choice regarding the form of a stock award. The board of directors is authorized to establish rules and regulations and make all other determinations that may be necessary or advisable for the administration of the proposed plan.

PARTICIPATION

         Participants in the proposed stock plan will consist of directors and such executive, managerial and other key employees and consultants as the board of directors may select from time to time. In view of the discretionary authority vested in the board of directors, it is not possible to estimate the number of shares that may be subject to awards with respect to any individual or group of individuals. Although no determination has been made as to the number of employees, including officers, who will be eligible for awards under the proposed plan, we estimate that the majority of our directors, officers, employees and consultants will be eligible to be considered for awards under the proposed stock plan.

ANTICIPATED AWARDS

         No awards have been made under the proposed stock plan. However, if the proposed stock plan is approved by our stockholders, we intend to make the following awards in the form of stock options as soon as practical after such approval.

                                                                 SHARES OF COMMON
                                                                 STOCK COVERED BY     EXERCISE
NAME AND CURRENT POSITION                                       STOCK OPTION AWARD     PRICE        EXPIRATION DATE
-------------------------                                       ------------------    --------      ---------------
Max Golden, Chairman of the Board of Directors,
         President and Chief Executive Officer ........              1,200,000          $ .10         Oct. 30, 2009

Rita Hunter, Vice President ...........................                300,000          $ .10        Sept. 30, 2009

Martha Scroggins, Secretary ...........................                300,000          $ .10        Sept. 30, 2009

Ernest Kluft, Vice President and Chief Technology
         Officer ....................................                  100,000          $ .10        Sept. 30, 2009

Mack Lawrence, Director ...............................                100,000          $ .10        Sept. 30, 2009

John Reynolds, Director ...............................                 10,000          $5.00        Sept. 30, 2009

         Each of the stock options set forth above will vest immediately, except the option issued to Ernest Kluft, which will vest immediately with respect to 33,333 shares and will vest with respect to 33,333 and 33,334 shares on January 1, 2001 and January 1, 2002, respectively.

         Each of the persons set forth above, except John Reynolds, currently hold options to purchase shares of common stock of Plus Solutions, our wholly-owned subsidiary, that were issued prior to our acquisition of Plus Solutions under the Plus Solutions stock plan. The currently outstanding options to purchase Plus Solutions common stock have identical terms to those set forth above. If the proposed stock plan is approved by our stockholders, we intend to cancel the Plus Solutions stock plan and all the options currently outstanding under the Plus Solutions stock plan and issue the options set forth above under our new stock plan.

TYPES OF AWARDS

         STOCK OPTIONS. A stock option entitles the holder to purchase shares of our common stock at a price and upon the terms established by our board of directors at the time of the grant. Stock options may be granted for a term of up to 10 years with an exercise price to be established by our board of directors of not less than the fair market value of our common stock on the date of the grant or, if greater, the par value of the common stock. Subject to an individual limit for each recipient, the proposed plan authorizes the grant of both non-qualified stock options and incentive stock options, in the discretion of our board of directors, provided that the aggregate value (determined at the time of the grant) of the common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year may not exceed $100,000. Stock options granted under the proposed plan may be exercised at any time during the exercise period established by the board of directors. The proposed plan sets forth restrictions upon the exercise of stock options upon termination of the holder's relationship with us by reason of death, disability, retirement or otherwise. The board of directors may permit the exercise price of options to be paid in cash, in shares of our common stock, or in any combination of cash and our common stock.

         STOCK APPRECIATION RIGHTS. Stock appreciation rights entitle the holder to receive an amount equal to the difference between the fair market value of a share of our common stock at the time the stock appreciation right is exercised and the exercise price specified by our board of directors at the time the stock appreciation right is granted, which exercise price cannot be less than the fair market value on the date the stock appreciation right is granted. Stock appreciation rights may be granted in tandem with or independently of a stock option. Stock appreciation rights are exercisable at the time and at the price established by the board of directors. However, no stock appreciation right may be exercised more than 10 years after the date of grant. The board of directors has discretion to determine whether the exercise of an stock appreciation right will be settled in cash, in common stock, or in a combination of cash and common stock. The proposed plan sets forth restrictions upon the exercise of stock appreciation rights upon termination of the holder's relationship with us by reason of death, disability, retirement or otherwise.

         RESTRICTED STOCK. A restricted stock award is a grant of shares of our common stock to an employee, the earning, vesting or distribution of which is subject to certain conditions established by our board of directors. Restricted stock awards are delivered immediately upon the date of grant. Restricted stock awards that are intended to be "Performance-Based Compensation" as defined under the United States Internal Revenue Code, may not exceed 250,000 shares to any one recipient during any one calendar year. The proposed plan sets forth restrictions upon the award of stock awards upon termination of the holder's relationship with us by reason of death, disability, retirement or otherwise.

         DEFERRED STOCK. A deferred stock award is similar to a restricted stock awards except the shares are delivered at a deferred delivery date.

         OTHER STOCK-BASED AWARDS. Our board of directors may grant any award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock with terms and conditions stipulated by the board of directors and deemed to be consistent with the purposes of the proposed stock plan.

ADJUSTMENTS

         In the event of a significant corporate transaction such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the aggregate number of shares with respect to which awards may be made under the proposed plan and the terms and the number of shares of any outstanding award may be equitably adjusted by our board of directors in its discretion.

AMENDMENT AND TERMINATION

         Our board of directors may amend or terminate the proposed plan at any time, provided that no amendment of the proposed plan may (1) except as described above in "Adjustments", increase the number of shares of our common stock with respect to which awards may be made, (2) be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which our common stock is listed, or (3) alter or impair any award previously granted under the proposed plan without the consent of the holder thereof.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         Under current United States federal income tax laws, awards granted under the proposed stock plan will have the consequences set forth below.

         The grant of an non-qualified stock option, incentive stock option or stock appreciation right will not result in taxable income to the holder at the time of the grant, and we will not be entitled to a deduction at that time.

         A holder of a non-qualified stock option generally will realize taxable ordinary income, at the time of exercise of the option, in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction.

         The exercise of an incentive stock option generally will not result in taxable income to the holder, nor will we be entitled to a deduction at that time. Generally, if the holder does not dispose of the underlying common stock during the applicable holding period, then, upon disposition, any amount realized in excess of the exercise price will be taxed to the holder as capital gain, and we will not be entitled to any deduction for federal income tax purposes. If the holding period requirements are not met, the holder will generally realize taxable ordinary income, and a corresponding deduction will be allowed to us, at the time of disposition, in an amount equal to the lesser of
(1) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. The exercise of an incentive stock option and the disposition of common stock acquired pursuant thereto must be taken into account in computing the holder's alternative minimum taxable income.

         Upon exercise of a stock appreciation right, the amount of cash or the fair market value of our common stock received will be taxable to the holder as ordinary income, and we will be entitled to a corresponding deduction.

         Upon grant of a restricted or deferred stock award, the fair market value of the common stock received will be taxable to the holder as ordinary income when the award vests, and we will be entitled to a corresponding deduction.

         All taxable income recognized by a holder of a stock award under the proposed plan is subject to applicable tax withholding which may be satisfied, under circumstances set forth in the proposed plan, through the surrender of shares of common stock that the holder already owns or to which the holder is otherwise entitled under the proposed plan.

VOTE REQUIRED FOR APPROVAL

         In order to approve the proposed stock plan, stockholders representing a majority of the shares of our common stock eligible to vote at the annual meeting and represented, either in person or by proxy, at the annual meeting must vote for the amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL #3.

                             PRINCIPAL STOCKHOLDERS

         As of the close of business on March 31, 2000, we have issued and outstanding 39,000,000 shares of our common stock. The following table shows information concerning the ownership of our common stock as of March 31, 2000 by: (a) each current director, (b) each current officer, (c) each person we know to own more than 5% of the shares of our common stock; and (d) all of the current directors and officers and as a group.

                                                                  Number of Shares of         Percent of Shares
                                                                     Common Stock              of Common Stock
Name (1)                                                           Beneficially Owned          Outstanding (2)
--------                                                          -------------------         -----------------
Max Golden, Chairman of the Board of Directors,
         President and Chief Executive Officer (3) ......                 7,776,732                  19.4%
Mack Lawrence, Director (4) .............................                   184,317                   *
John Reynolds, Director .................................                         0                    --
Rita Hunter, Vice President (5) .........................                 1,666,873                   4.2%
Martha Scroggins, Secretary (6) .........................                 2,218,313                   5.6%
Ernest Kluft, Vice President and Chief Technology
         Officer (7) ....................................                    33,333                   *
David Ballard (8) .......................................                 3,153,459                   8.1%
         7228 Spring Valley Road
         Dallas, Texas 75240 U.S.A.
Mario Pinto .............................................                 2,655,988                   6.8%
         531 Landsdale, Suite 205
         North Vancouver, British Columbia V7L 2G6
         Canada
All current directors and officers as a group (9) .......                11,879,568                  29.0%

---------------------
*        Less than one percent.

(1) Unless otherwise set forth, the address of each named person is 14677 Midway Road, Suite 206, Addison, Texas, U.S.A. 75001.

(2) Based upon 15,600,000 shares of our common stock issued and outstanding as of February 28, 2000.

(3) Includes 1,200,000 shares that may be acquired upon the exercise of options issued by Plus Solutions.

(4) Includes 100,000 shares that may be acquired upon the exercise of options issued by Plus Solutions.

(5) Includes 300,000 shares that may be acquired upon the exercise of options issued by Plus Solutions.

(6) Includes 300,000 shares that may be acquired upon the exercise of options issued by Plus Solutions.

(7) Includes 33,333 shares that may be acquired upon the exercise of options issued by Plus Solutions.

(8) Shares recorded in the name of Ballard Property Company #1, Ltd. which is controlled by Mr. Ballard.

(9)      6 persons.

         Included in the shares owned by some of our directors and officers set forth above are options to purchase shares of common stock of Plus Solutions. These options were issued pursuant to the Plus Solutions stock plan prior to the acquisition of Plus Solutions by Sound Designs. If the proposed stock plan is approved by our stockholders, we intend to cancel all the options outstanding under the Plus Solutions stock plan and issue an identical number of options with similar terms under our new stock plan to the current holders of options issued by Plus Solutions. If the proposed stock plan is not approved by our stockholders, we intend to purchase all the options outstanding under the Plus Solutions stock plan for fair market value and, after such purchase, cancel all such options.

                                   MANAGEMENT

         The following table sets forth certain information with respect to our current directors and officers and the new directors set forth in the merger agreement:


         Name                      Age    Position
         ----                      ---    --------
         Max Golden                51     Chairman of the Board of Directors, President and
                                          Chief Executive Officer
         Mack Lawrence             53     Director
         John Reynolds             57     Director
         Rita Hunter               41     Vice President
         Martha Scroggins          52     Secretary and Treasurer
         Ernest Kluft              56     Vice President and Chief Technology Officer

         Information regarding Max Golden, Mack Lawrence and John Reynolds was set forth previously with respect to the nominees for director. Certain background information about each of our other officers and is set forth below:

         Rita Hunter currently serves as our Vice President, a position she has held since March 10, 2000. Prior to joining the Company, she served Plus Solutions in a similar capacity. Before joining Plus Solutions, Ms. Hunter served as Manager of Client and Field Services for AmGas Inc., Marketing Coordinator and a Trainer for Artesia Data Systems and as a Senior Tax Consultant with KPMG Peat Marwick LLP..

         Martha Scroggins is our Secretary and Treasurer, a position she was elected to on March 10, 2000. Prior to joining the Company, she served Plus Solutions in a similar capacity. Before serving Plus Solutions, Ms. Scroggins served as a Manager of Contract Administration with AmGas Inc.

         Ernest Kluft is our Chief Technology Officer, a position he was elected to on March 10, 2000. Prior to joining the Company, he served Plus Solutions in a similar capacity. Before joining Plus Solutions, Mr. Kluft directed the planning and systems efforts of Enserch Exploration for some twenty years and subsequently directed the information technology department of its parent, Enserch Corporation. Recently, he also coordinated all financial, planning, and information technology efforts for Lone Star Gas in its successful bid for the Mexico City natural gas distribution franchise

EXECUTIVE COMPENSATION

         None of our current executive officers provided any services to or received any compensation from Sound Designs during 1999. We intend to enter into employment agreements with each of our executive officers in the near future. Such employment agreements have not yet been negotiated, but we anticipate that each will have terms of 1-3 years and will contain customary severance provisions that provide a minimum of 30-180 days notice to terminate the contract, except for any termination for an appropriate cause. We also anticipate that each employment agreement will contain special severance provisions if the employee is terminated within one year after a change of control of the Company. The salaries of our executive officers, which will be reflected in the employment agreements, are as follows:

                   EXECUTIVE OFFICER                                     SALARY
                   -----------------                                    ---------
                   Max Golden .................................         $ 240,000
                   Rita Hunter ................................         $  85,000
                   Martha Scroggins ...........................         $  85,000
                   Ernest Kluft ...............................         $ 135,000

         Each of our executive officers currently hold options to purchase shares of common stock of Plus Solutions. These options were issued pursuant to the Plus Solutions stock plan prior to the acquisition of Plus Solutions by Sound Designs. If the proposed stock plan is approved by our stockholders, we intend to cancel all the options outstanding under the Plus Solutions stock plan and issue an identical number of options with similar terms under our new stock plan to each of our executive officers. If the proposed stock plan is not approved by our stockholders, we intend to purchase all the Plus Solutions options held by our executive officers for fair market value.



BOARD OF DIRECTORS REPORT REGARDING EXECUTIVE COMPENSATION

         The compensation received by our executive officers is determined by our board of directors. Two members of our board of directors are not employed by Sound Designs: Mack Lawrence and John Reynolds. All issues pertaining to the compensation of our executive officers are submitted to the board of directors for approval prior to implementation.

         Our philosophy with respect to executive compensation is that the base salaries of our executive officers should reflect the responsibilities and performance of the executive and should be competitive with the salaries paid to comparable executives in the e-commerce industry. To implement our philosophy, we evaluate the salaries offered to comparable executives using a variety of methods, including information available to the public and our personal knowledge and experience. Using this information, we set the base salaries of our executive officers accordingly, making adjustments as necessary to reflect differences in experience, education and geographic location. In addition, we may consider the past contributions of the executive, our estimation of the executive's contribution to our future endeavors and our desire to retain the services of the executive when we set the executive's salary. The salaries of all our current executive officers, including our President and Chief Executive Officer, have been set in accordance with the methods outlined in this paragraph.

         With respect to incentive compensation, in which we include cash bonuses and, if approved by our stockholders, grants under the proposed stock plan, we evaluate our executive officers, including our President and Chief Executive Officer using largely traditional, results-oriented methods. We believe that the incentive compensation given to our executive officers should be tied directly to the performance of Sound Designs as a whole and the areas of our business over which the executive has primary responsibility. As a result, we set goals for each executive and area of our business with respect to which the executive exercises authority that we believe to be desirable for the success of our business. At the end of each year, we compare the results achieved by Sound Designs with the goals we set previously. Based largely on these comparisons, we award incentive compensation to our executives, if we conclude their performance warrants additional compensation. In addition to results-oriented criteria, we may also consider our estimation of the executive's contribution to our future endeavors and our desire to retain the services of the executive when we determine the executive's incentive compensation.

         We believe that awards under the proposed stock plan will be a critical component of our incentive compensation plan. Awards under the plan allow us to align the long-term interests of our executives with those of our stockholders. In addition, we believe that, by vesting awards under the proposed plan over a three to five year period, we may more successfully retain our executive officers. This advantage represents an important reason we have approved the proposed stock plan and recommended that it be approved by our stockholders.

         As a result of the current cash needs of Sound Designs, none of our executive officers were awarded cash incentive compensation for 1999. However, if our stockholders approve the proposed stock plan, each of our executive officers will be issued a significant number of options to purchase our common stock as compensation for their previous service with Plus Solutions and their assistance with the acquisition of Plus Solutions by Sound Designs. As part of this grant of options, our President and Chief Executive Officer will be issued an option to purchase 1,200,000 shares of our common stock if the proposed plan is approved.

                                         Max Golden, Chairman

                                         Mack Lawrence

                                         John Reynolds

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Prior to March 10, 2000, Barry Wosk and Marvin Wosk comprised the entire board of directors of Sound Designs. During such period, Barry Wosk served as the President of Sound Designs and Marvin Wosk served as Secretary. Barry Wosk is the son of Marvin Wosk. In September 1998, Barry Wosk and Marvin Wosk each purchased 500,000 shares of Sound Designs common stock for consideration of $.0025 per share. In January 2000, all of the shares issued to Barry Wosk and Marvin Wosk were canceled. In September 1999, Sound Designs and Barry Wosk entered into a Sales Commission Agreement which was subsequently canceled in February 2000. Barry Wosk was paid $3,678 in sales commissions under the Sales Commission Agreement prior to its cancellation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

         Based on our review of reports filed pursuant to Section 16 of the Securities Exchange Act, we are aware of the following persons who failed to properly file a required report:

         (1) Barry Wosk failed to file a Form 3 upon Sound Designs becoming a reporting company under the Securities Exchange Act. He also failed to file a Form 4 regarding the cancellation of all his shares of our common stock in January 2000.

         (2) Marvin Wosk failed to file a Form 3 upon Sound Designs becoming a reporting company under the Securities Exchange Act. He also failed to file a Form 4 regarding the cancellation of all his shares of our common stock in January 2000

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Our board of directors has engaged Deloitte & Touche LLP as our independent public accountants and auditors. Representatives of Deloitte & Touche are expected to be present at the annual meeting and will be available to respond to appropriate questions from our stockholders after the meeting.

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         In order for a proposal from a stockholder to be included in our proxy materials for the 2001 annual meeting under the rules of the United States Securities and Exchange Commission, we must receive the proposal at our executive offices at 14677 Midway Road, Suite 206, Addison, Texas 75001, no later than January 1, 2001.

         A stockholder that desires to make a proposal at the 2001 annual meeting must also comply with the requirements set forth in our bylaws. The stockholder must give us written notice of the proposal at least 180 days prior to the anniversary date of the 2000 annual meeting of stockholders. Because the 2000 annual meeting is scheduled for May 17, 2000, we must receive written notice of a stockholder proposal no later than November 16, 2000.

                                    EXHIBIT A

                           TEXT OF PROPOSED STOCK PLAN




                              PLUS SOLUTIONS, INC.

                              STOCK INCENTIVE PLAN

                                      as of
                                  May 17, 2000


         1. PURPOSE OF THE PLAN.

         The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to acquire a proprietary interest in the Company. Under the Plan, the Company may provide various types of long-term incentive awards, including Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options and Other Stock-Based Awards, in order to retain the services of persons who are now Employees of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates. Stock Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

         2. DEFINITIONS.

As used herein, the following definitions shall apply:

                  (a) "AFFILIATE" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

                  (b) "AGREEMENT" means the agreement between the Company and the Holder setting forth the terms and conditions of an Award under the Plan.

                  (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

                  (d) "AWARD" means an award of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options or Other Stock-Based Awards under the Plan.

                  (e) "BENEFICIAL OWNER" means a "beneficial owner" as defined in Rule 13d-3 of the Exchange Act.

                  (f) "BOARD" means the Board of Directors of the Company.

                  (g) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (h) "CHANGE OF CONTROL" means the occurrence of (i) any Person or Group of Persons becoming for the first time the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company ("Voting Stock"), other than as a result of a transfer or series of related transfers of Voting Stock from a Person or Group of Persons who immediately prior to such transfer or transfers was the Beneficial Owner, and who after giving effect to such transfer or transfers continues to be the Beneficial Owner, of more than fifty percent (50%) of the Voting Stock of the Company; (ii) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company as a consequence of which those Persons who held all of the Voting Stock of the Company immediately prior to such merger or consolidation do not hold either directly or indirectly a majority of the Voting Stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger or consolidation; (iii) the sale of all or substantially all of the assets of the Company to any Person or Group of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a Subsidiary of the Company, or to an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iv) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors.

                  (i) "COMMITTEE" means the Compensation Committee of the Board of Directors.

                  (j) "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

                  (k) "COMPANY" means Plus Solutions, Inc.

                  (l) "Consultant" means (i) any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services and (ii) any Director of the Company, whether such Director is compensated for such services or not.

                  (m) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

                  (n) "DEFERRED STOCK" means Stock to be received at the end of a specified deferral period under an Award made pursuant to Section 10 below.

                  (o) "DIRECTOR" means a member of the Board of Directors of the Company.

                  (p) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (q) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (r) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
                  stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
                  recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                           (iii) In the absence of an established market for the
                  Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

                  (s) "GROUP" means a "group" as such term is used in Section 13(d)(3) of the Exchange Act.

                  (t) "HOLDER" means a person who has received an Award under the Plan.

                  (u) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (v) "NONQUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (w) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (x) "OPTION" means a Stock Option granted pursuant to the Plan.

                  (y) "OPTION AGREEMENT" shall mean the written option agreement, substantially in the form attached hereto as Exhibit A(or such other form as may be approved by the Committee for use under the Plan pursuant to Section 3(b)(v) hereof), between the Company and Holder evidencing the grant of an Option.

                  (z) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (aa) "OTHER STOCK-BASED AWARDS" means awards (other than Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Stock Reload Options) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to shares of Common Stock.

                  (bb) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (cc) "PERSON" means an individual or entity.

                  (dd) "PLAN" means this 1999 Equity Incentive Plan.

                  (ee) "RESTRICTED STOCK" means Stock, received under an Award made pursuant to Section 9 below, that is subject to restrictions under said Section 9.

                  (ff) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

                  (gg) "SECTION 16(b)" means Section 16(b) of the Exchange Act.

                  (hh) "SAR VALUE" means the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in a related Stock Option in the case of a Stock Appreciation Right granted in tandem with a Stock Option and the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis, in each case multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

                  (ii) "SHARE" means a share of the Common Stock of the Company.

                  (jj) "STOCK" means the Common Stock of the Company.

                  (kk) "STOCK APPRECIATION RIGHT" means the right, pursuant to an Award granted under Section 8 hereof, to recover an amount equal to the SAR Value.

                  (ll) "STOCK OPTION" means any Option to purchase shares of Stock which is granted pursuant to the Plan.

                  (mm) "STOCK RELOAD OPTION" means any option granted under
         Section 7(e) as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

                  (nn) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (oo) "TANDEM STOCK APPRECIATION RIGHT" means a Stock Appreciation Right granted in tandem with all or part of any Stock Option granted under the Plan.

         3. ADMINISTRATION OF THE PLAN.

                  (a) Plan Administration. The Plan at all times shall be administered by the Committee, which shall be comprised solely of not less than two members of the Board of Directors.

                  (b) Powers of the Committee. Subject to the provisions of the Plan and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Committee shall have the full authority to award: (i) Stock Options,
(ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi)

Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of the Plan):

                           (i) to determine the Fair Market Value of the Common
                  Stock;

                           (ii) to select the Consultants and Employees to whom
                  Awards may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Awards
                  or any combination thereof are granted hereunder;

                           (iv) to determine the number of Shares to be covered
                  by each such Award granted hereunder;

                           (v) to approve forms of agreement for use under the
                  Plan;

                           (vi) to determine the terms and conditions, not
                  inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price of an Option; any specified performance goals or other criteria which must be attained for the vesting of an Award; any restrictions or limitations; and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions; and

                           (vi) to construe and interpret the terms of the Plan
                  and Awards granted pursuant to the Plan.

                  (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Holders of any Awards. No member of the Board or any Committee administering the Plan shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4. STOCK SUBJECT TO THE PLAN.

         The maximum aggregate number of Shares that may be acquired by Holders of any Awards granted under the Plan is 6,000,000 Shares and the maximum number of Shares that may be acquired by an individual Holder under the Plan shall not exceed 24,301 (in each case subject to adjustment as provided in Section 12 of the Plan). The Shares may be authorized but unissued or reacquired Common Stock.

         If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         5. ELIGIBILITY.

                  (a) Awards may be made or granted to key employees, officers, directors and consultants of the Company who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

                  (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such Options shall be treated for tax purposes as Nonqualified Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this Section 5(b), the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (c) Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuation of his or her employment or consulting relationship with the Company or any Affiliate, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee, but in the case of an Incentive Stock Option:

                           (i) granted to an Employee who, at the time of grant
                  of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

                           (ii) granted to any other Employee, the per Share
                  exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either (i) in cash or check, or (ii) at the discretion of the Committee, in one or a combination of the following ways (which may be in combination with or in lieu of payment by cash or check): (A) by delivery to the Company of other Shares of Common Stock of the Company to be valued at their Fair Market Value on the exercise date, (B) according to a deferred payment or other arrangement with the Person to whom the Option is granted or to whom the Option is transferred pursuant to Section 15, (C) withholding of Shares that would otherwise be issued upon the exercise of the Option, valued at their Fair Market Value on the exercise date, or (D) in any other form of legal consideration that may be acceptable to the Committee. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In addition, such consideration shall be accompanied by the delivery by the Optionee of a properly executed exercise notice together with such other documentation as the Committee and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

         7. EXERCISE OF OPTION.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable with respect to some or all of the

Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

         An Option may not be exercised for a fraction of a Share. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         Subject to Section 18, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. To the extent required by applicable federal, state, local or foreign law, an Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares, which obligations may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 6(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 hereof.

                  (b) Termination of Employment or Consulting Relationship. Subject to paragraph (c) below, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within such period of time as is determined by the Committee at the date of grant. Such time period shall not, in the case of an Incentive Stock Option, exceed three (3) months after the date of such termination and shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. An Optionee's Continuous Status as an Employee or Consultant shall not be terminated in the event of Optionee's change of status from an Employee to a Consultant or from a Consultant to an Employee; provided, however, that in the event of an Optionee's change of status from an Employee to a Consultant, any Incentive Stock Option granted to such Employee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such change of status.

                  (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she otherwise was entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, then in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by any Person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Optionee was entitled to exercise the Option on the date of death. To the extent that, at the time of death, the Optionee was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

                  (e) Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Qualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Stock Reload Option is related.

         8. STOCK APPRECIATION RIGHTS.

                  (a) Grant and Exercise. Stock Appreciation Rights may be granted in tandem with (i.e., Tandem Stock Appreciation Right) or in conjunction with all or part of any Stock Option granted under the Plan or may be granted on a free-standing basis. In the case of a Non-Qualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

                  (b) Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                           (i) Exercisability. Tandem Stock Appreciation Rights
                  shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 and may be subject to the Code with respect to related Incentive Stock Options and such additional limitations on exercisability as shall be determined by the Committee and set forth in the Agreement. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.

                           (ii) Termination. A Tandem Stock Appreciation Right
                  shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Tandem Stock Appreciation Right.

                           (iii) Method of Exercise. A Tandem Stock Appreciation
                  Right may be exercised by a Holder by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form determined pursuant to Section 8(b)(iv) below. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                           (iv) Receipt of SAR Value. Upon the exercise of a
                  Stock Appreciation Right, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal to the SAR Value with the Committee having the right to determine the form of payment.

                           (v) Shares Affected Upon Plan. Upon the exercise of a
                  Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 hereof on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

         9. RESTRICTED STOCK.

                  (a) Grant. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

                  (b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

                           (i) Certificates. Restricted Stock, when issued, will
                  be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                           (ii) Rights of Holder. Restricted Stock shall
                  constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                           (iii) Vesting: Forfeiture. Upon the expiration of the
                  Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

         10. DEFERRED STOCK.

                  (a) Grant. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all the other terms and conditions of the Awards.

                  (b) Terms and Conditions. Each Deferred Stock Award shall be subject to the following terms and conditions:

                           (i) Certificates. At the expiration of the Deferral
                  Period (or the Additional Deferral Period referred to in
                  Section 10(b)(iii) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock Award.

                           (ii) Vesting; Forfeiture. Upon the expiration of the
                  Deferral Period (or the Additional Deferral Period, where applicable) with respect to each Award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

                           (iii) Additional Deferral Period. A Holder may
                  request to, and the Committee may at any time, defer the receipt of an Award (or an installment of an Award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock Award (or such installment).

         11. OTHER STOCK-BASED AWARDS.

                  (a) Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company.

                  (b) Eligibility For Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

                  (c) Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible or exchangeable into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an Award.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify the Holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Award shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Committee may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of an earlier date fixed by the Committee and give each Holder the right to exercise his or her rights as to all or any part of the Award, including Shares as to which the Award would not otherwise be exercisable.

                  (c) Merger or Asset Sale. Subject to Section 12(d), in the event of the merger of the Company into, or the consolidation of the Company with, another corporation in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, or the sale of all or substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or an Affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Holder shall fully vest in and have the right to exercise the Award (provided it has not already terminated), including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger, consolidation or sale of assets, the option substituted for such Award confers the right to purchase or receive, for each Share of Stock subject to the Award immediately prior to the merger, consolidation or sale of assets, the per Share consideration

(whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor corporation or its Parent (if any), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Stock subject to the Award, to be solely common stock of the successor corporation or its Parent (if any) equal in fair market value to the per Share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

                  (d) Change of Control. Notwithstanding anything to the contrary, the Committee may grant Awards which provide for the acceleration of the vesting of Shares subject to the Award upon a Change of Control. Such provisions shall be set forth in the Agreement.

                  (e) Further Adjustments. In the event of any change of a type described in paragraphs (a) or (c) above, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Awards, the maximum number of Shares for which Awards may be granted to any one Employee and the number of Shares and price per Share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under such Awards, and the determination of the Committee as to these matters shall be conclusive and binding on the Holder; provided, however, that (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code.

                  (f) No Limitation on Right to Merge, Etc. The grant of Awards pursuant to the Plan shall not restrict in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

         13. TERM OF PLAN.

                  (a) The Plan shall become effective upon the earlier to occur of its adoption by the Committee or its approval by the shareholders of the Company, as described in Section 21 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

         14. TERM OF OPTIONS.

                  (a) The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof; and provided further that in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall be no more than five (5) years from the date of grant thereof.

         15. NON-TRANSFERABILITY OF AWARDS.

                  (a) An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Person to whom the Incentive Stock Option is granted only by such Person. Any other Award, including a Nonqualified Stock Option, shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the Person to whom the Option is granted only by such Person or any transferee pursuant to a QDRO.

         16. TIME OF GRANTING AWARDS.

                  (a) The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

         17. AMENDMENT AND TERMINATION OF THE PLAN.

         The Board may amend or terminate the Plan in any respect whatsoever, provided that any such amendment or termination of the Plan shall not affect Award already granted and such Award shall remain in full force and effect as if the Plan had not been amended or terminated. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         18. CONDITIONS TO ISSUANCE OF SHARES.

         Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant Applicable Laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         The Company may require any Optionee or other Holder, as a condition of receiving Shares pursuant to an Award, (i) to sign a counterpart signature page or joinder to the Company's shareholders' agreement, if any, as in effect at such time and, in connection therewith, to agree to be bound by all of the terms and conditions thereof (including without limitation any restrictions on transfers set for the therein) as if an original signatory thereto, (ii) to give written assurances satisfactory to the Company as to the Holder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matter, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; (iii) to give written assurances satisfactory to the Company stating that such Person is acquiring the Shares subject to the Award for such Person's own account and not with any present intention of selling or otherwise distributing such Shares; and (iv) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Award has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of an Award.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         19. RESERVATION OF SHARES.

         The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         20. AGREEMENTS.

         Options shall be evidenced by Option Agreements in such form as the Committee shall approve from time to time. Other Awards shall be evidenced by similar Agreements.

         21. SHAREHOLDER APPROVAL.

         Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained to the extent and in manner required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed or any automatic quotation system upon which the Common Stock is quoted.

         22. USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Options or other Awards shall constitute general funds of the Company.

         23. MISCELLANEOUS.

                  (a) Acceleration of Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

                  (b) Rule 16b-3. With respect to Persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such Persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Award Agreement. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall not apply to such Persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  (c) Grants Exceeding Allotted Shares. If the number of shares of Stock subject to an Award granted pursuant to the Plan exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 17 of the Plan.

                  (d) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to Holders required by any provisions of the Plan shall be addressed to the Holder at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

                  (e) Savings Clause. Notwithstanding any other provision hereof, the Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If the Plan or any provision of the Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of the Plan, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

                  (f) Governing Law. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Texas without regard to its conflict of laws rules.

                                     PROXY

                               SOUND DESIGNS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 17, 2000
                                    10:00 A.M

     The undersigned hereby appoints Max L. Golden, President and Chief Executive Officer of Sound Designs, Inc. (the "Company"), with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the annual meeting of the Company's stockholders to be held at the Addison Marriott Courtyard Hotel, 4165 Proton Drive, Addison, Texas 75244. The annual meeting will begin at 10:00 a.m., Dallas time, on Wednesday, May 17, 2000. The phone number of the Addison Marriott Courtyard Hotel is 972-490-7390.

     This proxy is revocable and will be voted as directed, but if you do not provide instructions, this proxy will be voted FOR the nominees for director set forth below and FOR each of the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by Mr. Golden in accordance with his judgment of the best interests of the Company and its stockholders.

     So that your vote may be represented at the annual meeting, please complete and sign this proxy as soon as possible. You may return this proxy in the enclosed postage-paid envelope or you may fax it to the company at 972-687-0051.

     The board of directors recommends a vote FOR each of the nominees FOR director set forth below and FOR each of the proposals.

   [X] Please indicate your votes by placing and "X" in the corresponding box.


                              ELECTION OF DIRECTORS

     Indicate your vote with respect to the nomination of Max Golden, Mack Lawrence and John Reynolds as directors:

     [  ] FOR all nominees

     [  ] FOR all nominees EXCEPT the nominees written on the line below:

         ---------------------------------------------------------------

     [  ] WITHHOLD VOTE with respect to all the nominees


                                   PROPOSAL #1
    AMENDMENT OF THE ARTICLES OF INCORPORATION CHANGING THE NAME FROM "SOUND
                    DESIGNS, INC." TO "PLUS SOLUTIONS, INC."

     Indicate your vote with respect to Proposal #1, which amends our articles of incorporation to change the name of our corporation from "Sound Designs, Inc." to "Plus Solutions, Inc.":

     [  ] FOR Proposal #1

     [  ] AGAINST Proposal #1

     [  ] ABSTAIN with respect Proposal #1


                             CONTINUED ON NEXT PAGE

                          CONTINUED FROM PREVIOUS PAGE

                                   PROPOSAL #2
  AMENDMENT OF THE ARTICLES OF INCORPORATION TO ALLOW THE ISSUANCE OF PREFERRED STOCK AND TO ALLOW THE BOARD OF DIRECTORS TO SET THE RIGHTS AND PROVISIONS OF
                              THE PREFERRED STOCK

     Indicate your vote with respect to Proposal #2, which amends our articles of incorporation to allow Sound Designs to issue shares of preferred stock and to allow the board of directors to designate the rights of the preferred stock:

     [  ] FOR Proposal #2

     [  ] AGAINST Proposal #2

     [  ] ABSTAIN with respect Proposal #2


                                   PROPOSAL #3
                         ADOPTION OF PROPOSED STOCK PLAN

     Indicate your vote with respect to Proposal #3, which adopts the proposed stock plan:

     [  ] FOR Proposal #3

     [  ] AGAINST Proposal #3

     [  ] ABSTAIN with respect Proposal #3


     The undersigned acknowledges receipt from the Company of (1) the Notice of Annual Meeting of Stockholders dated May 1, 2000, (2) the Proxy Statement dated May 1, 2000 and (3) the Annual Report of the Company for the 1999 fiscal year prior to the execution of this proxy.


Signature of Stockholder or Authorized Person:
                                              ---------------------------------
Title (if applicable):
                     ----------------------------------------------------------
Date:
     --------------------

INSTRUCTIONS: If you are signing as an individual, please sign exactly as your name appears in the box below. If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title. If shares are held jointly, either stockholder may sign but only one signature is required.



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